                                                                       EXHIBIT B

                       AMERICAN HOME ASSURANCE COMPANY

                                  DIRECTORS

Michael J. Castelli                      American Home Assurance Company
                                         99 John Street
                                         New York, New York  10038

Brian Duperreault                        American International Underwriters
                                         70 Pine Street
                                         New York, New York  10270

John G. Gantz, Jr.                       American International Group, Inc.
                                         70 Pine Street
                                         New York, New York  10270

Jeffrey W. Greenberg                     American International Group, Inc.
                                         70 Pine Street
                                         New York, New York  10270

M.R. Greenberg                           American International Group, Inc.
                                         70 Pine Street
                                         New York, New York  10270

John G. Hughes                           American Home Assurance Company
                                         70 Pine Street
                                         New York, New York  10270

Edwin A.G. Manton                        American International Group, Inc.
                                         70 Pine Street
                                         New York, New York  10270

Edward E. Matthews                       American International Group, Inc.
                                         70 Pine Street
                                         New York, New York  10270

Wayland M. Mead                          American International Group, Inc.
                                         70 Pine Street
                                         New York, New York  10270

Christian Milton                         American International Group, Inc.
                                         99 John Street
                                         New York, New York  10038

Michael I.D. Morrison                    American Home Assurance Company
                                         70 Pine Street
                                         New York, New York  10270

                       AMERICAN HOME ASSURANCE COMPANY

Takaki Sakai                             A.I.U. K.K.
                                         P.O. Box 951
                                         Tokyo, Japan

Robert Sandler                           American International Group, Inc.
                                         70 Pine Street
                                         New York, New York  10270

Michael B. Schlenke                      American Home Assurance Company
                                         70 Pine Street
                                         New York, New York  10270

Howard I. Smith                          American International Group, Inc.
                                         70 Pine Street
                                         New York, New York  10270

William D. Smith                         National Union Fire Insurance
                                          Company of Pittsburgh, Pa.
                                         70 Pine Street
                                         New York, New York  10270

Thomas R. Tizzio                         American International Group, Inc.
                                         70 Pine Street
                                         New York, New York  10270

                       AMERICAN HOME ASSURANCE COMPANY

                                   OFFICERS

Jeffrey W. Greenberg                     Chairman of the Board

Michael B. Schlenke                      President & Chief Executive
                                              Officer

William D. Smith                         Executive Vice President

Nicholas Creatore                        Senior Vice President

Frank Douglas                            Senior Vice President & Actuary

Patrick J. Foley                         Senior Vice President & General
                                              Counsel

John G. Gantz, Jr.                       Senior Vice President

John G. Hughes                           Senior Vice President - Domestic
                                              Claims

Debra E. Klugman                         Senior Vice President - Senior
                                              Associate General Counsel

Edward E. Matthews                       Senior Vice President - Finance

Michael I.D. Morrison                    Senior Vice President

Sherman Sitrin                           Senior Vice President & Associate
                                              General Counsel

Charles Schader                          Senior Vice President

Richard L. Thomas                        Senior Vice President

James A. Allen                           Vice President & Senior Counsel

Nikolas Antonopoulos                     Vice President

Martin H. Banker                         Vice President

Mark Bender                              Vice President

Douglas Brosky                           Vice President

Michael J. Castelli                      Vice President, Treasurer &
                                              Comptroller

                        AMERICAN HOME ASSURANCE COMPANY

Joseph Cavolo                              Vice President

John Colona                                Vice President

John Costigan                              Vice President

Kevin Fitzpatrick                          Vice President

Frederick R. Gurba                         Vice President

James Hooban                               Vice President

Harold Jacobowitz                          Vice President

Dee Klock                                  Vice President

Gary McMillan                              Vice President & Chief Agent
                                                in Canada

Christian Milton                           Vice President - Reinsurance

Michael Mitrovic                           Vice President

Lena Mkhitarian                            Vice President

Kristian Moor                              Vice President

Donald Nelson                              Vice President

Frank Neuhauser                            Vice President

David Pinkerton                            Vice President - Private
                                                Investments

John Pirilli                               Vice President

Allen Silverstein                          Vice President - Marketing

John Sterni                                Vice President - Field Claims
                                                Operations

Michael V. Tripp                           Vice President

Edward Andrezejewski                       Assistant Vice President

                        AMERICAN HOME ASSURANCE COMPANY

Kenneth Apfel                              Assistant Vice President &
                                               Associate Actuary

Paul Cacioppo                              Assistant Vice President

Mario Calbi                                Assistant Vice President

Gary Enoch                                 Assistant Vice President

D. Allen Fippinger                         Assistant Vice President

Mary Gaillard                              Assistant Vice President &
                                               Associate Actuary

Louis Lubrano                              Assistant Vice President

Raymond Lui                                Assistant Vice President

Richard Thompson                           Assistant Vice President

Barbara Wegler                             Assistant Vice President

                       AMERICAN INTERNATIONAL GROUP, INC.

                                   DIRECTORS


M. Bernard Aidinoff                           Sullivan & Cromwell
                                              125 Broad Street
                                              New York, New York  10004

Marshall A. Cohen                             The Molson Companies Limited
                                              40 King Street West
                                              Toronto, Ontario M5H 3Z5

Barber B. Conable, Jr.                        P.O. Box 218
                                              Alexander, New York  14005

Marion E. Fajen                               5608 North Waterbury Road
                                              Des Moines, Iowa  50312

Martin Feldstein                              National Bureau of Economic
                                                Research, Inc.
                                              1050 Massachusetts Avenue
                                              Cambridge, Massachusetts  02138

Houghton Freeman                              American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

Leslie L. Gonda                               International Lease Finance
                                                Corporation
                                              1999 Avenue of the Stars
                                              Los Angeles, California  90067

Pierre Gousseland                             4 Lafayette Court, Suite 1B
                                              Greenwich, Connecticut  06830

M. R. Greenberg                               American International Group, Inc.
                                              70 Pine Street
                                              New York, New York  10270

Carla A. Hills                                Hills & Company
                                              1200 19th Street, N.W. - 5th Fl.
                                              Washington, DC  20036

Frank Hoenemeyer                              7 Harwood Drive
                                              Madison, New Jersey  07940

John I. Howell                                Indian Rock Corporation
                                              P.O. Box 2606
                                              Greenwich, Connecticut

                       AMERICAN INTERNATIONAL GROUP, INC.

Edward E. Matthews                           American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

Dean P. Phypers                              220 Rosebrook Road
                                             New Canaan, Connecticut  06840

John J. Roberts                              American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

Ernest E. Stempel                            American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  12070

Thomas R. Tizzio                             American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270


Honorary Directors
- ------------------

The Honorable Douglas                        2101 Connecticut Ave., N.W.
  MacArthur, II                              Washington, DC  20008
                                             Apartment #4

Edwin A.G. Manton                            American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

K.K. Tse                                     American International Group, Inc.
                                             70 Pine Street
                                             New York, New York  10270

                       AMERICAN INTERNATIONAL GROUP, INC.
                   OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


M.R. Greenberg                             Chairman & Chief Executive Officer
 70 Pine Street
 New York, New York  10270

Thomas R. Tizzio                           President
 70 Pine Street
 New York, New York  10270

Edwin A.G. Manton                          Senior Advisor
 70 Pine Street
 New York, New York  12070

Edward E. Matthews                         Vice Chairman - Finance
 70 Pine Street
 New York, New York  10270

John J. Roberts                            Vice Chairman - External Affairs
 70 Pine Street
 New York, New York  10270

Ernest E. Stempel                          Vice Chairman - Life Insurance
 70 Pine Street
 New York, New York  10270

Brian Duperreault                          Executive Vice President -
 70 Pine Street                             Foreign General Insurance
 New York, New York  10270

Jeffrey W. Greenberg                       Executive Vice President - Domestic
 70 Pine Street                             General Insurance (Brokerage)
 New York, New York  10270

Edmund S.W. Tse                            Executive Vice President - Life
 1 Stubbs Road                              Insurance
 Hong Kong

Lawrence W. English                        Senior Vice President -
 70 Pine Street                             Administration
 New York, New York  10270

Axel Freudmann                             Senior Vice President - Human
 72 Wall Street                             Resources
 New York, New York  10270

John G. Hughes                             Senior Vice President - Worldwide
 70 Pine Street                             Claims
 New York, New York  10270

                       AMERICAN INTERNATIONAL GROUP, INC.
                   OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


Kevin H. Kelley                            Senior Vice President - Domestic
 200 State Street                           General
 Boston, MA  02109R.

Kendall Nottingham                         Senior Vice President - Life
 1 Alico Plaza                              Insurance
 Wilmington, DE  19899

Petros K. Sabatacakis                      Senior Vice President - Financial
 70 Pine Street                             Services
 New York, New York  12070

Robert Sandler                             Senior Vice President & Senior
 70 Pine Street                             Actuary & Senior Claims Officer
 New York, New York  12070

Howard Smith                               Senior Vice President & Comptroller
 70 Pine Street
 New York, New York  12070

Stephen Y.N. Tse                           Senior Vice President
 70 Pine Street
 New York, New York  10270

Aloysius B. Colayco                        Vice President - Foreign
 70 Pine Street                             Investments
 New York, New York  10270

Robert Conry                               Vice President & Director of
 99 John Street                             Internal Audit
 New York, New York  10270

Patrick J. Foley                           Vice President & Associate General
 70 Pine Street                             Counsel
 New York, New York  10270

L. Oakley Johnson                          Vice President - Corporate Affairs
 1455 Pennsylvania Ave.
 Suite 900
 Washington, DC  20004

Christian Milton                           Vice President - Reinsurance
 99 John Street
 New York, New York  10038

Nicholas A. O'Kulich                       Vice President - Life Insurance
 70 Pine Street
 New York, New York  10270

                       AMERICAN INTERNATIONAL GROUP, INC.
                   OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


Douglas Paul                               Vice President - Strategic Planning
 70 Pine Street
 New York, New York  10270

Frank Petralito                            Vice President & Director of Taxes
 70 Pine Street
 New York, New York  10270

Kathleen E. Shannon                        Vice President, Secretary & Senior
 70 Pine Street                             Counsel
 New York, New York  10270

Joseph Umansky                             Vice President & Deputy Comptroller
 70 Pine Street
 New York, New York  10270

John T. Wooster, Jr.                       Vice President  - Communications
 72 Wall Street
 New York, New York  10270

Wayland M. Mead                            Acting General Counsel
 70 Pine Street
 New York, New York  12070

William N. Dooley                          Treasurer
 70 Pine Street
 New York, New York  10270

                       STARR INTERNATIONAL COMPANY, INC.
                              OFFICERS & DIRECTORS


Brian Duperreault                          70 Pine Street
Director                                   New York, New York  10270

Houghton Freeman                           70 Pine Street
Director                                   New York, New York  10270

Jeffrey W. Greenberg                       70 Pine Street
Director                                   New York, New York  10270

Maurice R. Greenberg                       70 Pine Street
Director & Chairman of                     New York, New York  10270
the Board

Joseph C.H. Johnson                        American International Building
Executive Vice President                   Richmond Road
 & Treasurer                               Pembroke 543 Bermuda

Edwin A.G. Manton                          70 Pine Street
Director                                   New York, New York  10270

Edward E. Matthews                         70 Pine Street
Director                                   New York, New York  10270

L. Michael Murphy                          American International Building
Director & Secretary                       Richmond Road
                                           Pembroke  543 Bermuda

John J. Roberts                            70 Pine Street
Director                                   New York, New York  12070

Robert M. Sandler                          70 Pine Street
Director                                   New York, New York  10270

Ernest E. Stempel                          70 Pine Street
Director & President                       New York, New York  10270

Thomas R. Tizzio                           70 Pine Street
Director                                   New York, New York  10270

Edmund Tse                                 No. 1 Stubbs Road
Director                                   Hong Kong

                              THE STARR FOUNDATION
                              OFFICERS & DIRECTORS



M.R. Greenberg                             70 Pine Street
Director and Chairman                      New York, New York  10270

T.C. Hsu                                   70 Pine Street
Director and President                     New York, New York  10270

Marion Breen                               70 Pine Street
Director and Vice President                New York, New York  10270

John J. Roberts                            70 Pine Street
Director                                   New York, New York  10270

Ernest E. Stempel                          70 Pine Street
Director                                   New York, New York  10270

Houghton Freeman                           70 Pine Street
Director                                   New York, New York  10270

Edwin A.G. Manton                          70 Pine Street
Director                                   New York, New York  10270

Gladys Thomas                              70 Pine Street
Vice President                             New York, New York  10270

Frank Tengi                                70 Pine Street
Treasurer                                  New York, New York  10270

Ida Galler                                 70 Pine Street
Secretary                                  New York, New York  10270

                             C.V. STARR & CO., INC.
                              OFFICERS & DIRECTORS



Houghton Freeman                           70 Pine Street
Director & Senior Vice                     New York, New York  10270
President

Maurice R. Greenberg                       70 Pine Street
Director, President &                      New York, New York  10270
Chief Executive Officer

Edwin A.G. Manton                          70 Pine Street
Director                                   New York, New York  10270

Edward E. Matthews                         70 Pine Street
Director, Senior Vice                      New York, New York  10270
President & Secretary

John J. Roberts                            70 Pine Street
Director & Senior Vice                     New York, New York  10270
President

Robert M. Sandler                          70 Pine Street
Director & Vice President                  New York, New York  10270

Ernest E. Stempel                          70 Pine Street
Director & Senior Vice                     New York, New York  10270
President

Thomas R. Tizzio                           70 Pine Street
Director & Vice President                  New York, New York  10270

Stephen Y.N. Tse                           70 Pine Street
Director & Vice President                  New York, New York  10270

Gary Nitzsche                              70 Pine Street
Treasurer                                  New York, New York  10270